SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 6, 2003
                                                           ------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-14879                 222322400
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ                08540
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       (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

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Item 5.  Other Events.

         On June 6, 2003, Cytogen Corporation, a Delaware company (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with certain institutional investors pursuant to which the Company issued and sold 1,052,632 shares of its common stock at $4.75 per share. In connection with such financing, the Company also issued warrants (the "Warrants") to such investors to purchase 315,789 shares of the Company's Common Stock with an exercise price of $6.91 per share.

         The proceeds received from this financing are expected to be used for general corporate purposes, marketing and sales initiatives for the Company's onclology products and development of the Company's prostate specific membrane antigen (PSMA) technology.

         The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. In accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement"), dated June 6, 2003, entered into by the Company and the investors in connection with this financing, the Company has agreed to file a resale registration statement on Form S-3 within 90 days from June 6, 2003 for purposes of registering, pursuant to the Act, the shares of Common Stock acquired by the investors.

         A complete copy of each of the Securities Purchase Agreement, the form of Warrant, the Registration Rights Agreement and the related press release of the Company, dated June 6, 2003, are filed herewith as Exhibits 10.1, 10.2, 10.3 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) the Securities Purchase Agreement, (ii) the Warrants; (iii) the Registration Rights Agreement; and (iv) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such Exhibits, documents or filings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit No.      Description
         -----------      -----------

            10.1 Securities Purchase Agreement by and among the Company and the Purchasers dated June 6, 2003.

            10.2 Form of Common Stock Purchase Warrant issued by the Company in favor of each Purchaser dated June 6, 2003.

            10.3 Registration Rights Agreement by and among the Company and the Purchasers dated June 6, 2003.

            99.1          Press release of the Company dated June 6, 2003.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CYTOGEN CORPORATION


                                 By:    /s/ Michael D. Becker
                                       -----------------------------------------
                                       Michael D. Becker
                                       President and Chief Executive Officer

Dated:   June 6, 2003



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                                  EXHIBIT INDEX




         Exhibit No.      Description
         -----------      -----------

            10.1 Securities Purchase Agreement by and among the Company and the Purchasers dated June 6, 2003.

            10.2 Form of Common Stock Purchase Warrant issued by the Company in favor of each Purchaser dated June 6, 2003.

            10.3 Registration Rights Agreement by and among the Company and the Purchasers dated June 6, 2003.

            99.1          Press release of the Company dated June 6, 2003.